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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 15, 2005

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-32523                   98-0222710
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



                 1200 MacArthur Boulevard                           07430
                    Mahwah, New Jersey                            ---------
        ----------------------------------------                 (Zip Code)
        (Address of principal executive offices)

     Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01   OTHER EVENTS.

         In our Quarterly Report on Form 10-QSB filed on May 26, 2005, we stated that we were currently on target to release version 2.0 of our ComfortScan(TM) system in the second quarter of 2005, although there could be no assurance that we would do so.

         We have recently completed internal testing of our 2.0 ComfortView(TM) reading software and have determined that the results did not meet our expectations. Therefore, we will not be releasing version 2.0 of our ComfortScan system as expected by the end of June 2005. At this time, we are not projecting when it will be released.

         We are continuing to acquire scans at our PMA clinical sites and to bring on additional PMA clinical sites as we seek to submit PMA results to the FDA by the end of December 2005. However, there can be no assurance that we will do so.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DOBI MEDICAL INTERNATIONAL, INC.



Date: June 15, 2005                             By:/s/Phillip C. Thomas
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                                                   Phillip C. Thomas
                                                   Chief Executive Officer


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